SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2005
Date of Report (date of earliest event reported)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of March 1, 2005
providing for the issuance of

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
WMALT SERIES 2005-2
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8  OTHER EVENTS

Item 8.01.  Other Events

The consolidated balance sheets of Assured Guaranty Corp. as of December 31, 2004 and December 31, 2003 and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2004, included as Exhibit 99.1 to the Annual Report on Form 10-K of Assurance Guarantee Ltd. for the fiscal year ended December 31, 2004 are hereby incorporated by reference in the Prospectus Supplement and shall be deemed to be a part hereof and thereof

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is filed herewith:

23.5     Consent of PricewaterhouseCoopers LLP

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: March 24, 2005	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)

Exhibit Index

23.5     Consent of PricewaterhouseCoopers LLP